Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of Hardeman County Investment Company, Inc.

FIRST SOUTH BANK

November 17, 2016

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by Hardeman County Investment Company, Inc. "Hardeman" shareholders on the expected terms and schedule, delay in closing the acquisition, difficulties and delays in integrating the Hardeman business or fully realizing cost savings and other benefits of the acquisition, business disruption following the acquisition, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures

This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company's management uses these non-GAAP financial measures in their analysis of the company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Important Additional Information and Where to Find It

In connection with the proposed merger, Simmons First National Corporation "Simmons" will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Hardeman and a prospectus of Simmons, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF HARDEMAN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SIMMONS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about Simmons, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Simmons. You will also be able to obtain these documents, when they are filed, free of charge, from Simmons at www.simmonsbank.com under the heading "Investor Relations". Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, SVP and Investor Relations Officer, Telephone: (870) 541-1000 or to Hardeman County Investment Company, Inc., 1862 Highway 45, Jackson, Tennessee, Attention: C. Hunter Simmons, Telephone: (866) 658-5219.

Hardeman and its directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Simmons' Current Company Profile

- **Ticker: SFNC**
- **$8.2 Billion** Total Assets
- **$1.6 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**



Kansas
Missouri
Tennessee
Arkansas

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units)
- **Converted from a National Charter to a State Charter** (Fed Member Bank) *(March 2016)*
- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 40th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 40th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 6/30/16)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/16)

Strategic Acquisition

Financially Attractive

- Expected to be EPS accretive in first year
- Expected to be accretive to tangible book value in less than 3 years
- Internal rate of return above internal threshold
- Pro Forma total assets of $8.7 billion
- Deploys a portion of excess capital to generate on-going earnings

Low Risk Profile

- Similar cultures and operating styles
- Retention of local management team
- Comprehensive due diligence and integration planning processes
- Limited integration risk due to SFNC's knowledge of the market
- Strong pro forma capital ratios

Strategic Value

- Opportunistic acquisition of an in-market partner
- Builds on existing presence in West Tennessee
- Creates a top 10 Tennessee deposit franchise (1)
- Leverages current operating platform and back office support
- Attractive business lines and market of operation

(1) Source: SNL Financial, deposit market share data as of 6/30/16

Transaction Overview

Structure	• Simmons First National Corporation ("Simmons") to acquire 100% of the stock of Hardeman County Investment Company, Inc. ("Hardeman") • First South Bank is expected to be merged into Simmons Bank during the second quarter of 2017
Purchase Price	• Deal value: Approximately $72.2 million • Fixed cash consideration: $30.0 million • Fixed stock consideration: 800,000 shares of SFNC stock • Implied consideration mix: 58% stock and 42% cash
Valuation Multiples	• Approximately 164% of tangible book value • Approximately 16.2x LTM earnings (1) • Core deposit premium 8.8% (2)
Required Approvals & Closing	• Customary regulatory approval • Hardeman shareholder approval • Expected closing in the 1st Quarter of 2017

Pricing data based on SFNC's 10-day average close as of 11/15/16 of $52.70

(1) Based on bank level net income for the twelve months ended 9/30/16 of $6.4 million tax-affected at 30% to account for S-Corporation status

(2) Based on deal value minus target's tangible equity as a percentage of core deposits; core deposits defined as total deposits less deposits greater than $100,000

Key Transaction Assumptions

Cost Savings	• Expected non-interest expense savings of 30%, with 50% of such savings being achieved during 2017 (excludes amortization of core deposit intangibles) • $5.3 million pre-tax per year
Revenue Enhancements	• None included in projections
One-time Merger Related Cost	• Approximately $6.0 million after-tax
Loan Mark	• $4.1 million • 1.5% of loans, 262% of NPLs and 172% of ALLL
OREO Mark	• $0.5 million
Core Deposit Intangible	• 1.85%, 15 year amortization
Operation and conversion	• First South Bank is expected to be merged, converted and integrated into Simmons Bank during Q2-2017

Financial Impact

- **Estimated EPS Accretion** (excluding merger related cost)**:**
  - 2017 1% - 2%
  - 2018 and thereafter: 3% - 4%
- **Estimated Internal Rate of Return:** 20%
- **Estimated TBV Impact:**
  - Initial TBV dilution 1.5%
  - TBV Earn back period Less than 3 years
  - Deal value paid in the form of cash 42%

Capital Ratios	SFNC 9/30/16	Pro Forma at close
TCE / TA	9.51%	9.3%
Tier 1 Leverage Ratio	11.57%	10.5%
Common Equity Tier 1 Ratio	13.81%	13.4%
Tier 1 Risk-Based Capital Ratio	14.86%	14.3%
Total Risk-Based Capital Ratio	15.53%	15.0%

Due Diligence

- Comprehensive credit due diligence process to review Hardeman's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of Hardeman's management team
- $166 million of loans were reviewed, representing 64% of outstanding balances
- 100% of OREO balances were reviewed

Overview of Hardeman County Investment Company, Inc.

Hardeman Footprint



Nashville
Jackson
Memphis
Clarksville
Murfreesboro
Columbia
Cookeville
Knoxville
Maryville
Chattanooga
Huntsville
Asheville

Overview

- Founded in 1903
- Headquartered in Jackson, TN
- Operates 10 branches in West Tennessee
- Insurance, investments and commercial and agricultural lending lines of business

FINANCIAL HIGHLIGHTS	
Headquarters	Jackson, TN
Year Established	1903
Branches	10
CEO	C. Hunter Simmons
Total Assets	$461,862
Total Loans	260,384
Deposits	372,788
Loans / Deposits	69.8 %
% Core Deposits	85.7
ROAA (1)	0.91 %
ROAE (1)	7.27
ROATCE (1)	8.55
Net Interest Margin	3.71
Efficiency Ratio	67.7
NPAs / Assets	0.49 %
NPAs / Loans + OREO	0.87
Reserves / NPLs	152.2 %
Reserves / Loans	0.91
Texas Ratio	4.5
Tang. Com. Equity / Assets	10.68 %
Leverage Ratio	10.12
CET1 Ratio	15.16
Tier 1 Capital Ratio	15.16
Total Capital Ratio	15.94
C&D Concentration	26.2 %
CRE Concentration	124.0

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(1) Tax affected at 35% to account for S-Corporation Status

Deposit Market Share

Tennessee Market Presence

- Creates a top 10 Tennessee franchise by deposit market share
- Bolsters existing Western Tennessee and Jackson franchise
- Expands upon Community First and Citizens National acquisition

Tennessee

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$19,774	14.29 %	152
2	Regions Financial Corp.	17,748	12.82	236
3	SunTrust Banks Inc.	13,436	9.71	136
4	Bank of America Corp.	10,929	7.90	57
5	Pinnacle Financial Partners Inc.	8,297	5.99	46
6	U.S. Bancorp	2,941	2.12	104
7	BB&T Corp.	2,419	1.75	49
8	Franklin Financial Network Inc.	2,365	1.71	14
9	FB Financial Corp	2,316	1.67	48
	Pro Forma	**2,251**	**1.62**	**50**
10	Wells Fargo & Co.	1,941	1.40	19
12	**Simmons First National Corp.**	**1,872**	**1.35**	**40**
57	**Hardeman County Investment Co. Inc.**	**379**	**0.27**	**10**
	Market Totals	**$138,418**	**100.00 %**	**3,234**

Jackson, TN MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BancorpSouth Inc.	$476	22.00 %	7
2	Regions Financial Corp.	369	17.08	8
	Pro Forma	**238**	**11.02**	**5**
3	First Horizon National Corp.	200	9.26	2
4	FB Financial Corp	183	8.44	3
5	WestTenn Bancorp Inc.	143	6.60	3
6	Clayton HC Inc.	129	5.99	6
7	Security Bancorp of Tennessee Inc.	128	5.91	5
8	**Hardeman County Investment Co. Inc.**	**124**	**5.75**	**3**
9	**Simmons First National Corp.**	**114**	**5.27**	**2**
10	Commercial Holding Co.	91	4.23	3
	Market Totals	**$2,162**	**100.00 %**	**129**

Source: SNL Financial
Deposit data as of 6/30/16

Pro Forma Demographics

'17 – '22 Projected Population Growth (%)



6.0%
4.5%
3.0%
1.5%
0.0%
0.9%
1.2%
2.1%
3.9%
0.8%
Jackson, TN
SFNC
Arkansas
Tennessee
Pro Forma

'17 – '22 Projected Median HHI Growth (%)



8.0%
6.0%
4.0%
2.0%
0.0%
4.0%
4.5%
6.2%
5.4%
4.4%
Jackson, TN
SFNC
Arkansas
Tennessee
Pro Forma

Projected 2022 Median Household Income ($)



$55,000
$50,000
$45,000
$40,000
$35,000
$43,717
$45,918
$47,028
$49,837
$44,938
Jackson, TN
SFNC
Arkansas
Tennessee
Pro Forma

Simmons First National Corporation

Source: SNL Financial
Deposit data as of 6/30/16
Demographic data deposit weighted by county

Building on Existing Markets



SFNC
Hardeman
KANSAS
MISSOURI
ILLINOIS
INDIANA
KENTUCKY
WEST VIRGINIA
OKLAHOMA
ARKANSAS
TENNESSEE
NORTH
SOUTH
TEXAS
MISSISSIPPI
ALABAMA
GEORGIA
Memphis
Jackson

Market Highlights

- Builds on existing presence in West Tennessee with a concentrated branch footprint
- Established local ties and an established agricultural lender
- Low risk, mature franchise with a complementary culture

Hardeman County Investment Company, Inc.
Deposit Market Share

County	Deposits ($mm)	Market Share	Market Rank	Branches
Hardeman, TN	$113	35.96 %	1	3
Haywood, TN	64	29.90	2	2
Dyer, TN	75	11.27	3	2
Madison, TN	124	7.13	6	3

- 4 Hardeman branches, or 40%, are within 1 mile of an existing SFNC branch
- 6 Hardeman branches, or 60%, are within 5 miles of an existing SFNC branch
- No estimated HHI divestitures required

Source: SNL Financial
Deposit data as of 6/30/16

Complementary Lines of Business and Future Expansion

Lines of Business	Simmons First National Corporation	First South Bank
Mortgage Banking	✓	✓
Wealth Management & Trust	✓	✓
Treasury Services	✓	
SBA Lending Team	✓	
Insurance	✓	✓
Credit Cards	✓	

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
AmericanStateBank
Lincoln Bankshares Inc.
January 19, 1999
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
TCO
LIBERTY
February 27, 2015
DELTATRUST
August 31, 2014
FIRST SOUTH BANK
Q3 2017 Expected
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Southwest Community Bank
May 14, 2010
CommunityBank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015
CITIZENS NATIONAL BANK
September 9, 2016

M&A activity since 1990:

- 12 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Summary

- Pro forma assets of $8.7 billion
- Strategic acquisition that enhances franchise value through expansion in Western Tennessee
- Expected to be accretive to earnings per share while retaining strong capital position
- Integration experience and retention of local management helps achieve low execution risk
- IRR in excess of cost of capital
- We remain well-positioned for future opportunities

SUPPLEMENTAL INFORMATION

Pro Forma Loan Composition

SFNC



Consumer & Other 14%
C&D 7%
C&I 13%
1-4 Family 24%
Non Owner-Occupied CRE 21%
Multifamily 6%
Owner-Occupied CRE 15%

Loan Portfolio	Amount	% of Total
C&D	$395,697	7.3 %
1-4 Family	1,320,206	24.5
Multifamily	296,916	5.5
Owner-Occupied CRE	783,963	14.5
Non Owner-Occupied CRE	1,138,928	21.1
C&I	711,025	13.2
Consumer & Other	751,021	13.9
Gross Loans & Leases	$5,397,756	100.0 %

Hardeman



Consumer & Other 12%
C&I 13%
C&D 6%
1-4 Family 27%
Non Owner-Occupied CRE 27%
Multifamily <1%
Owner-Occupied CRE 14%

Loan Portfolio	Amount	% of Total
C&D	$14,810	5.7 %
1-4 Family	69,761	26.8
Multifamily	2,308	0.9
Owner-Occupied CRE	35,442	13.6
Non Owner-Occupied CRE	71,484	27.5
C&I	35,054	13.5
Consumer & Other	31,525	12.1
Gross Loans & Leases	$260,384	100.0 %

Pro Forma (1)



Consumer & Other 14%
C&D 7%
C&I 13%
1-4 Family 25%
Non Owner-Occupied CRE 21%
Multifamily 5%
Owner-Occupied CRE 14%

Loan Portfolio	Amount	% of Total
C&D	$410,507	7.3 %
1-4 Family	1,389,967	24.6
Multifamily	299,224	5.3
Owner-Occupied CRE	819,405	14.5
Non Owner-Occupied CRE	1,210,412	21.4
C&I	746,079	13.2
Consumer & Other	782,546	13.8
Gross Loans & Leases	$5,658,140	100.0 %

Dollars in thousands
Source: SNL Financial
Data bank level as of 9/30/16
(1) Excludes purchase accounting adjustments

Pro Forma Deposit Composition

SFNC



Jumbo Time Deposits 8%
Demand Deposits 8%
NOW Accounts 3%
Retail Time Deposits 10%
Money Market & Savings 71%

Deposit Composition	Amount	% of Total
Demand Deposits	$509,524	8.2 %
NOW Accounts	193,304	3.1
Money Market & Savings	4,403,593	70.5
Retail Time Deposits	614,607	9.8
Jumbo Time Deposits	524,835	8.4
Total Deposits	$6,245,863	100.0 %

Hardeman



Jumbo Time Deposits 14%
Demand Deposits 5%
NOW Accounts 3%
Retail Time Deposits 13%
Money Market & Savings 64%

Deposit Composition	Amount	% of Total
Demand Deposits	$19,500	5.2 %
NOW Accounts	11,328	3.0
Money Market & Savings	239,212	64.2
Retail Time Deposits	49,733	13.3
Jumbo Time Deposits	53,015	14.2
Total Deposits	$372,788	100.0 %

Pro Forma (1)



Jumbo Time Deposits 9%
Demand Deposits 8%
NOW Accounts 3%
Retail Time Deposits 10%
Money Market & Savings 70%

Deposit Composition	Amount	% of Total
Demand Deposits	$529,024	8.0 %
NOW Accounts	204,632	3.1
Money Market & Savings	4,642,805	70.1
Retail Time Deposits	664,340	10.0
Jumbo Time Deposits	577,850	8.7
Total Deposits	$6,618,651	100.0 %

Source: SNL Financial
Data bank level as of 9/30/16; dollars in thousands
Note: Jumbo time deposits defined as time deposits greater than $100,000
(1) Excludes purchase accounting adjustments

Pro Forma Deposit Composition by State

SFNC



Kansas
1%
Missouri
15%
Tennessee
28%
Arkansas
56%

Deposit Composition	Amount	% of Total
Arkansas	$3,697,837	55.9 %
Tennessee	1,872,047	28.3
Missouri	975,129	14.7
Kansas	66,052	1.0
Total Deposits	$6,611,065	100.0 %

Hardeman



Tennessee
100%

Deposit Composition	Amount	% of Total
Tennessee	$379,360	100.0 %
Total Deposits	$379,360	100.0 %

Pro Forma (1)



Kansas
1%
Missouri
14%
Tennessee
32%
Arkansas
53%

Deposit Composition	Amount	% of Total
Arkansas	$3,697,837	52.9 %
Tennessee	2,251,407	32.2
Missouri	975,129	13.9
Kansas	66,052	0.9
Total Deposits	$6,990,425	100.0 %

Source: SNL Financial
Data bank level as of 9/30/16; dollars in thousands
Note: Jumbo time deposits defined as time deposits greater than $100,000
(1) Excludes purchase accounting adjustments

Hardeman Historical Financials

Dollars in thousands	For the Year Ended December 31,					Three Months Ended September 30,
	2011	2012	2013	2014	2015	2016
Balance Sheet						
Total Assets	$437,566	$449,338	$439,235	$455,816	$460,376	$461,862
Total Loans	252,729	246,511	235,561	241,880	256,696	260,384
Total Deposits	357,481	366,592	369,367	369,313	382,100	372,788
Loans / Deposits	70.7 %	67.2 %	63.8 %	65.5 %	67.2	69.8 %
Tangible Common Equity	43,932	44,205	42,765	44,272	44,395	48,210
Selected Operating Ratios						
Net Income (1)	$3,782	$4,719	$4,146	$4,325	$4,100	$1,620
ROAA (1)	0.88 %	1.07 %	0.96 %	0.98 %	0.91 %	0.91 %
ROAE (1)	7.68	8.76	8.01	8.04	7.33	7.27
Net Interest Margin	4.08	4.00	3.81	3.56	3.61	3.71
Efficiency Ratio	65.3	62.8	66.1	69.8	68.7	67.7
Asset Quality						
NPAs / Assets	1.48 %	1.25 %	2.07 %	1.58 %	0.74	0.49 %
NPAs / Loans + OREO	2.53	2.26	3.83	2.96	1.32	0.87
Reserves / Total Loans	1.62	1.51	1.26	1.19	1.01	0.91
NCOs / Avg Loans	0.59	0.23	0.36	(0.40)	0.11	0.01
Capital Ratios						
TCE / TA	10.23 %	10.03 %	9.93 %	9.94 %	9.87	10.68 %
Leverage Ratio	9.43	9.11	10.20	9.83	9.86	10.12
Tier 1 Ratio	15.20	15.29	16.73	16.32	14.55	15.16
Total Capital Ratio	16.46	16.54	17.87	17.40	15.41	15.94

Source: SNL Financial
Data bank level
(1) Tax affected at 35% to account for S-Corporation Status

Hardeman Historical Balance Sheet Growth

Assets ($mm)



$600
$450
$300
$150
$0
$359
$377
$401
$403
$433
$443
$438
$449
$439
$456
$460
$462
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q3 '16

Deposits ($mm)



$600
$450
$300
$150
$0
$321
$330
$337
$328
$358
$359
$357
$367
$369
$369
$382
$373
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q3 '16

Loans ($mm)



$400
$300
$200
$100
$0
$254
$261
$282
$266
$274
$262
$253
$247
$236
$242
$257
$260
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q3 '16

Loans / Deposits (%)



100.0%
75.0%
50.0%
25.0%
00.0%
79.1%
78.8%
83.6%
81.2%
76.8%
72.8%
70.7%
67.2%
63.8%
65.5%
67.2%
69.8%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q3 '16

Source: SNL Financial

Data bank level as of 12/31 each respective year; Q3 '16 data as of 9/30/16

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of

Hardeman County Investment Company, Inc.

FIRST SOUTH BANK

November 17, 2016